Portions of this exhibit (indicated by brackets) have been omitted pursuant to a request for confidential treatment.



                                 AMENDMENT NO. 2
                                       TO
                        PROCUREMENT AND SERVICES CONTRACT
                                     BETWEEN
                     SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.
                                       AND
                              NORTHERN TELECOM INC.



         Made as of this 29th day of January, 1997, by and between Sprint Spectrum Equipment Company, L.P. ("Equipment Co.") (the "Owner"), a Delaware limited partnership, and Northern Telecom Inc., a Delaware corporation (the "Vendor").


                                    RECITALS:


         WHEREAS, Equipment Co. and the Vendor, are parties to that certain Procurement and Services Contract dated as of January 31, 1996, as amended the "Contract", wherein Sprint Spectrum Holding Company L. P. (formerly known as MajorCo, L.P., "Holdings") agreed to have the Vendor engineer and construct PCS Systems in the System Areas and the Vendor agreed to provide Products and Services to Holdings in connection with the engineering and construction of PCS Systems in the System Areas pursuant to and in accordance with the terms of the Contract; and


          WHEREAS, Equipment Co. is the successor to all of the rights and obligations of Holdings under the Contract pursuant to that certain Assignment, Assumption and Amendment No. 1 to the Contract dated as of June 26, 1996; and

          WHEREAS, the Parties desire to amend subsections 6.3, 17.3, 27.7, and Schedules 2 and 12 A/B of the Contract;


          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
     conditions set forth herein, the Parties hereby agree as follows:

         1. Delete the next to the last paragraph of subsection 6.3 "Payments' and replace, in lieu thereof, a new next to the last paragraph of subsection 6.3 as set forth below:


                  "Notwithstanding the foregoing, (i) invoices for RF Engineering for each PCS System will be payable in accordance with subsection 6.4(b) below and (ii) invoices for Facilities Preparation Services being provided to the Vendor by a Subcontractor within any PCS System will be submitted to the Owner by the Vendor upon the Subcontractor's full and satisfactory completion of that portion of the Facilities Preparation Services for which that invoice is written. Each such invoice will be payable by the Owner within forty-five (45) days of the date of Vendor's invoice."


         2. Delete subsection 17.3 (c) Services Warranty and replace, in lieu thereof, a new subsection 17.3 (c) as set forth below:


                  "(c) The Vendor warrants that, for a period of not less than three (3) years (except in the case of Civil Work specific to site preparation limited to only, grading, dirtwork, land clearing, pad construction, compound construction, erection of towers, installation of fencing, landscaping, road work, site and building improvements, including retaining walls, roof repair and reinforcements, and building reinforcements, or such other items as the Parties shall mutually agree to in writing) as to which the period shall be one (1 ) year) from the date of completion of Facilities Preparation Services within any PCS System but in no event later than the achievement of Milestone M8 pursuant to Exhibit A1 in such PCS System (provided that in the event of a Microwave Delay Period in such PCS System pursuant to subsection 2.37, the commencement of the Facilities Preparation Services Warranty Period will not be later than three (3) months from the date the Vendor would have otherwise been able to commence Substantial Completion testing in such PCS System in accordance with Exhibit B3 and Milestone M8 as set forth on Exhibit A1 but for the existence of such Microwave Delay Period) (the `Facilities Preparation Services Warranty Period' and collectively with the Engineering Warranty Period and the RF Services Warranty Period, the `Services Warranty Periods') Facilities Preparation Services will be (i) operational in accordance with the Specifications, (ii) in compliance with all material Applicable Laws and material Applicable Permits in effect at the time of the completion of such Facilities Preparation Services in such PCS System, and (iii) free from Defects or Deficiencies in design, materials, workmanship or otherwise. It is expressly understood by the Parties that `Civil Work specific to site preparation,' for the sole purpose of determining which Civil Work is subject to a one (1) year warranty and which Civil Work is subject to a three (3) year warranty pursuant to the terms set forth above, does not include building construction, tower materials, fencing materials and/or Non-Essential Equipment (which will be subject to warranties pursuant to Subsection 17.2) all of which may be part of Civil Work but will not be deemed `Civil Work specific to site preparation.'"


         3. Delete subsection 27.7 "Governing Law" and replace, in lieu thereof, a new subsection 27.7 as set forth below:


                  "GOVERNING LAW AND FORUMS. THIS CONTRACT IS GOVERNED BY THE LAWS AND STATUTES OF THE STATE OF NEW YORK, EXCLUSIVE OF NEW YORK'S CONFLICT OF LAWS RULES. THIS CONTRACT AND THE WORK WILL BE DEEMED TO BE MADE, EXECUTED AND PERFORMED IN THE STATE OF NEW YORK. IF ONE PARTY COMMENCES A LAWSUIT IN RELATION TO THIS CONTRACT AGAINST THE OTHER PARTY, SUCH LAWSUIT CAN ONLY BE BROUGHT IN THE STATE OF MISSOURI OR THE STATE OF DELAWARE. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY SUCH LAWSUIT. THE VENDOR AND THE OWNER EACH HEREBY IRREVOCABLY (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONTRACT WILL BE BROUGHT IN THE FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI, OR IN THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF DELAWARE, WHICH COURTS WILL HAVE EXCLUSIVE JURISDICTION OVER ANY CONTROVERSY ARISING OUT OF THIS CONTRACT, (B) CONSENTS TO THE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDINGS AND (C) WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE
         LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN SUCH COURTS AND CLAIMS THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE OWNER OR THE VENDOR, AS THE CASE MAY BE, AT THE ADDRESSES INDICATED IN SUBSECTION 27.6 HEREOF AND IN THE MANNER SET FORTH IN SUCH SUBSECTION 27.6. NOTHING IN THIS SUBSECTION 27.7 WILL AFFECT THE RIGHT OF THE OWNER OR THE VENDOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW."


         4. Schedule 2 of the Contract is hereby amended by adding the following as an additional line above the chart on the first page of such Schedule 2:


                  "The BSS discount applies to BSM spares."


         5. Schedule 12 A/B of the Contract, is hereby deleted and replaced with "Schedule 12 A/B (Revised)" as contained in Attachment A of this Amendment.


         6. IN ALL OTHER RESPECTS, THE CONTRACT AS HERETOFORE AMENDED, SHALL RE-MAIN IN FULL FORCE AND EFFECT WITH NO OTHER CHANGES WHATSOEVER.


         7. This Amendment No. 2 shall be governed by New York law.


         8. Capitalized term not otherwise defined herein have the meanings set forth in the Contract.


         9. This Amendment No. 2 may be executed by one or more of the Parties to this Amendment No. 2 on any number of separate counterparts, and all of said counterparts taken together will be deemed to constitute one and the same in-strument.


         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the date first set forth above.



                                       SPRINT SPECTRUM EQUIPMENT
                                         COMPANY, L.P.

                                       By: /s/ Keith D. Paglusch
                                       Name:  Keith D. Paglusch
                                       Title:  Vice President - Network
                                                 Engineering and Operations
                                       Date: 1-18-97


                                       NORTHERN TELECOM INC.

                                       By: /s/ Charles Drayton
                                       Name: Charles Drayton
                                       Title: Vice President - Marketing
                                                and Sales
                                       Date: January 29, 1997

                                  ATTACHMENT A

                               DMS_MTX SPARES LIST

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